Exhibit 99.1

NCR Completes Teradata Spin Off

DAYTON, Ohio - NCR Corporation (NYSE: NCR) today announced that it has completed the previously announced spin off of its Teradata Data Warehousing business through the distribution of a tax-free stock dividend to its stockholders. NCR distributed one share of common stock of Teradata for each share of NCR common stock to NCR stockholders of record as of the close of business on Sept. 14, 2007.

As a result of that distribution, NCR no longer owns shares of Teradata, and Teradata is an independent company. Beginning Oct. 1, 2007, Teradata common stock is listed on the New York Stock Exchange (NYSE) and trades under the symbol “TDC.”

“I am extremely grateful for the tremendous efforts all of our employees have made over the past nine months to realize this momentous event,” said Bill Nuti, chairman, chief executive officer and president of NCR. “As Teradata moves forward as an independent company, we wish the talented Teradata team all the best as they continue to build on their position as a global leader in the enterprise data warehousing market.

“This is a very exciting time for NCR as we guide businesses through the evolving world of customer interactions - where point-of-service kiosks, Internet and mobile devices are rapidly becoming channels of choice for consumers,” Nuti added. “NCR will leverage our expertise in the emerging self-service market and our market-leading technologies, including automated teller machines, retail assisted point-of-sale and self-checkout systems, automated bill payment systems and airline, hotel and hospital self-check-in/out kiosks, to enable businesses to better serve their customers how, when and where they choose.”

About NCR Corporation

NCR Corporation (NYSE: NCR) is a global technology company leading the way businesses interact with customers. NCR’s assisted- and self-service solutions and comprehensive support services address the needs of retail, financial, travel, healthcare, hospitality, gaming and public sector organizations in more than 100 countries. NCR (www.ncr.com) is headquartered in Dayton, Ohio.

Teradata is a registered trademark of Teradata Corporation in the United States and other countries. NCR is a trademark of NCR Corporation in the United States and other countries.

Note to Investors

This news release contains forward-looking statements, including statements as to anticipated or expected results, beliefs, opinions and future financial performance, within the meaning of Section 21E of the Securities and Exchange Act of 1934. Forward-looking statements include projections of revenue, profit growth and other financial items, future economic performance and statements concerning analysts’ earnings estimates, among other things. These forward-looking statements are based on current expectations and assumptions and involve risks and uncertainties that could cause NCR’s actual results to differ materially.

In addition to the factors discussed in this release, other risks and uncertainties include those relating to: the separation of Teradata and NCR’s other businesses, including the impact on NCR of operating without the Teradata business; the uncertain economic climate and its impact on the markets in general or on the ability of our suppliers to meet their commitments to us, or the timing of purchases by our current and potential customers and other general economic and business conditions; the timely development, production or acquisition and market acceptance of new and existing products and services (such as self-service technologies and enterprise data warehousing), including our ability to accelerate market acceptance of new products and services; shifts in market demands, continued competitive factors and pricing pressures and their impact on our ability to improve gross margins and profitability, especially in our more mature offerings; the effect of currency translation; short product cycles, rapidly changing technologies and maintaining competitive leadership position with respect to our solution offerings; tax rates; ability to execute our business and reengineering plans; turnover of workforce and the ability to attract and retain skilled employees, especially in light of continued cost-control measures being taken by the company; availability and successful exploitation of new acquisition and alliance opportunities; changes in Generally Accepted Accounting Principles (GAAP) and the resulting impact, if any, on the company’s accounting policies; continued efforts to establish and maintain best-in-class internal information technology and control systems; and other factors detailed from time to time in the company’s U.S. Securities and Exchange Commission reports and the company’s annual reports to stockholders. The company does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

For media information:

Robert (Kelly) Kramer

NCR Corporation

(770) 623-7215

kelly.kramer@ncr.com

For investor information:

Tom Mullarkey

NCR Corporation

(937) 445-4222

tom.mullarkey@ncr.com